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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                      December 18, 2006 (December 18, 2006)

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                            Arbor Realty Trust, Inc.
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             (Exact name of registrant as specified in its charter)

         Maryland                     001-32136                 20-0057959
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(State or other jurisdiction         (Commission              (IRS Employer
       incorporation)               of File Number)         Identification No.)


        333 Earle Ovington Boulevard, Suite 900 Uniondale, New York 11553


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               (Address of principal executive offices) (Zip Code)

                                 (516) 832-8002
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                            Arbor Realty Trust, Inc.
                           Current Report on Form 8-K

ITEM 8.01  OTHER EVENTS.

         On December 18,2006, Arbor Realty Trust, Inc. (the "Company") issued a press release announcing that it received a distribution of approximately $6 million from Prime Outlets Acquisition Company LLC ("Prime"). Arbor owns a minority equity interest and a profits interest in Prime. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

    Exhibit Number
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         99.1   Press Release, dated December 18, 2006.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 18, 2006                      ARBOR REALTY TRUST, INC.


                                              By:     /s/ Walter K. Horn
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                                              Name:   Walter K. Horn
                                              Title:  General Counsel,
                                                      Secretary and Director of
                                                      Compliance

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                                  EXHIBIT INDEX

Exhibit Number
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      99.1       Press Release, dated December 18, 2006.

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